CSFB

CREDIT SUISSE FIRST BOSTON
IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

DERIVED INFORMATION [05/24/2005]

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

[$238,256,918]

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

U.S. Bank National Association

Indenture Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston. The Information contained herein is preliminary and subject to change.

The Information addresses only certain aspects of the applicable Note’s characteristics and thus does not provide a complete assessment or contain all material information about the Notes. As such, the Information may not reflect the impact of all structural characteristics of the Notes. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the Notes discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Notes discussed in this communication has not been filed with the Securities and Exchange Commission. There shall not be any offer or sale of the Notes discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the Notes (“Offering Documents”) discussed in this communication for definitive Information on any matter discussed in this communication. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373 or from the Securities and Exchange Commission’s website.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

CSFB

CREDIT SUISSE FIRST BOSTON
IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

Statistical Collateral Summary – HEL/HEL125

All information on the Mortgage Loans is approximate and is based off of actual balances as of the 05/01/2005 cutoff date. The final numbers will be found in the prospectus supplement.

Total Number of Loans	2,298

Total Outstanding Loan Balance	$129,796,942.08	Min	Max

Average Loan Current Balance	$56,482.57	$93.97	$335,483.10

Weighted Average Combined LTV	109.32%	3.83%	125.00%

Weighted Average Coupon	10.98%	4.50%	18.38%

Weighted Average FICO (Non-Zero)	703

Weighted Average Age (Months)	8

% Prepayment Penalties	77.70%

% Balloons	0.00%

% Second Liens	99.07%

Principle Balance at Origination Loans	Number of Loans	Aggregate Scheduled Balance	% of Loans by Scheduled Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
0.01 - 25,000.00	202	$4,105,549.21	3.16	703	87.47	9.32	99.45
25,000.01 - 50,000.00	916	$35,575,214.54	27.41	697	106.46	11.14	99.86
50,000.01 - 75,000.00	738	$45,612,665.67	35.14	699	113.41	11.48	100.00
75,000.01 - 100,000.00	341	$30,193,931.79	23.26	711	113.33	10.98	100.00
100,000.01 - 125,000.00	61	$6,991,959.75	5.39	714	110.27	10.31	100.00
125,000.01 - 150,000.00	18	$2,435,799.94	1.88	732	94.88	8.41	100.00
150,000.01 - 175,000.00	6	$971,962.84	0.75	739	89.83	8.04	100.00
175,000.01 - 200,000.00	4	$736,979.35	0.57	699	95.49	9.65	100.00
200,000.01 - 225,000.00	2	$410,000.56	0.32	685	108.93	11.71	100.00
225,000.01 - 250,000.00	2	$480,741.53	0.37	722	84.67	8.28	100.00
250,000.01 - 275,000.00	4	$1,054,363.80	0.81	708	85.44	8.32	100.00
275,000.01 - 300,000.00	2	$570,133.47	0.44	694	83.01	7.83	100.00
300,000.01 - 325,000.00	1	$322,156.53	0.25	608	99.92	7.90	100.00
325,000.01 - 350,000.00	1	$335,483.10	0.26	743	100.00	8.90	100.00
Total:	2,298	$129,796,942.08	100.00	703	109.32	10.98	99.95

Scheduled Balance	Number of Loans	Aggregate Scheduled Balance	% of Loans by Scheduled Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
0.01 - 25,000.00	208	$4,209,139.73	3.24	703	87.26	9.27	99.47
25,000.01 - 50,000.00	922	$36,062,651.12	27.78	697	106.60	11.14	99.86
50,000.01 - 75,000.00	731	$45,394,581.71	34.97	700	113.39	11.47	100.00
75,000.01 - 100,000.00	336	$29,820,988.65	22.98	710	113.40	11.00	100.00
100,000.01 - 125,000.00	63	$7,236,887.07	5.58	715	109.10	10.15	100.00
125,000.01 - 150,000.00	16	$2,190,872.62	1.69	729	97.03	8.72	100.00
150,000.01 - 175,000.00	6	$971,962.84	0.75	739	89.83	8.04	100.00
175,000.01 - 200,000.00	4	$736,979.35	0.57	699	95.49	9.65	100.00
200,000.01 - 225,000.00	2	$410,000.56	0.32	685	108.93	11.71	100.00
225,000.01 - 250,000.00	2	$480,741.53	0.37	722	84.67	8.28	100.00
250,000.01 - 275,000.00	5	$1,326,488.20	1.02	711	81.40	7.82	100.00
275,000.01 - 300,000.00	1	$298,009.07	0.23	667	98.76	9.60	100.00
300,000.01 - 325,000.00	1	$322,156.53	0.25	608	99.92	7.90	100.00
325,000.01 - 350,000.00	1	$335,483.10	0.26	743	100.00	8.90	100.00
Total:	2,298	$129,796,942.08	100.00	703	109.32	10.98	99.95

2

CSFB

CREDIT SUISSE FIRST BOSTON
IRWIN HOME EQUITY MORTGAGE TRUST 2005-B
Combined LTV - Given	Number of Loans	Aggregate Scheduled Balance	% of Loans by Scheduled Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
<= 50.00	46	$1,891,520.78	1.46	762	31.43	5.94	100.00
50.01 - 60.00	36	$1,532,464.82	1.18	755	55.48	5.65	100.00
60.01 - 70.00	92	$4,573,907.37	3.52	741	65.35	5.87	100.00
70.01 - 80.00	99	$4,679,646.29	3.61	728	75.51	6.70	100.00
80.01 - 90.00	134	$6,596,183.80	5.08	717	85.92	7.79	98.92
90.01 - 95.00	67	$3,509,443.78	2.70	707	93.22	9.55	100.00
95.01 - 100.00	276	$15,933,496.43	12.28	692	98.87	9.94	100.00
100.01 - 105.00	34	$1,940,248.85	1.49	694	103.68	11.71	100.00
105.01 - 110.00	95	$5,250,197.35	4.04	693	107.98	12.15	100.00
110.01 - 115.00	197	$11,779,162.60	9.08	700	112.66	12.13	100.00
115.01 - 120.00	290	$17,335,762.59	13.36	700	117.76	12.04	100.00
120.01 - 125.00	932	$54,774,907.42	42.20	699	123.90	12.15	100.00
Total:	2,298	$129,796,942.08	100.00	703	109.32	10.98	99.95

Current Rate	Number of Loans	Aggregate Scheduled Balance	% of Loans by Scheduled Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
4.001 - 4.500	1	$73,052.65	0.06	721	88.93	4.50	100.00
4.501 - 5.000	21	$1,273,763.02	0.98	763	65.52	4.83	100.00
5.001 - 5.500	86	$4,168,967.86	3.21	750	64.49	5.34	100.00
5.501 - 6.000	129	$5,839,787.54	4.50	750	65.85	5.81	100.00
6.001 - 6.500	49	$1,897,118.75	1.46	744	74.13	6.27	100.00
6.501 - 7.000	35	$1,766,350.21	1.36	727	84.48	6.80	100.00
7.001 - 7.500	25	$1,351,164.02	1.04	734	88.73	7.26	96.39
7.501 - 8.000	50	$3,608,553.94	2.78	715	96.40	7.85	100.00
8.001 - 8.500	43	$2,903,825.86	2.24	718	94.50	8.31	100.00
8.501 - 9.000	53	$3,432,780.75	2.64	710	93.72	8.83	100.00
9.001 - 9.500	31	$2,010,594.52	1.55	702	101.81	9.34	98.88
9.501 - 10.000	83	$5,220,848.96	4.02	705	105.50	9.77	100.00
10.001 - 10.500	87	$5,477,185.53	4.22	714	114.12	10.34	100.00
10.501 - 11.000	141	$9,203,436.47	7.09	702	116.95	10.84	100.00
11.001 - 11.500	228	$13,848,423.50	10.67	706	118.79	11.30	100.00
11.501 - 12.000	294	$18,873,833.74	14.54	708	118.97	11.83	100.00
12.001 - 12.500	237	$13,223,486.41	10.19	694	118.66	12.27	100.00
12.501 - 13.000	271	$15,209,298.20	11.72	690	118.62	12.80	100.00
13.001 - 13.500	147	$7,283,236.46	5.61	676	116.46	13.30	100.00
13.501 - 14.000	158	$7,461,833.32	5.75	668	115.89	13.83	100.00
14.001 - 14.500	88	$3,946,337.88	3.04	666	113.95	14.25	100.00
14.501 - 15.000	21	$927,864.12	0.71	670	119.79	14.77	100.00
15.001 - 15.500	9	$362,117.92	0.28	651	123.09	15.20	100.00
15.501 - 16.000	5	$208,010.27	0.16	669	122.31	15.83	100.00
16.001 - 16.500	2	$91,010.13	0.07	693	120.50	16.34	100.00
16.501 - 17.000	2	$68,525.31	0.05	598	125.00	16.63	100.00
17.501 - 18.000	1	$26,718.82	0.02	626	124.92	17.63	100.00
18.001 - 18.500	1	$38,815.92	0.03	538	124.97	18.38	100.00
Total:	2,298	$129,796,942.08	100.00	703	109.32	10.98	99.95

3

CSFB

CREDIT SUISSE FIRST BOSTON
IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

FICO	Number of Loans	Aggregate Scheduled Balance	% of Loans by Scheduled Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
Not Available	10	$409,321.76	0.32	0	105.83	10.53	100.00
1 - 550	12	$658,581.04	0.51	514	111.59	12.40	100.00
551 - 575	13	$583,700.76	0.45	566	101.48	12.01	100.00
576 - 600	42	$2,078,622.69	1.60	587	110.95	12.72	100.00
601 - 625	104	$5,564,483.39	4.29	615	111.94	12.18	100.00
626 - 650	195	$10,365,836.50	7.99	639	113.55	12.32	100.00
651 - 675	311	$16,101,302.82	12.40	664	113.73	11.98	99.86
676 - 700	408	$23,290,176.59	17.94	689	113.52	11.45	100.00
701 - 725	407	$24,403,693.78	18.80	714	112.24	11.11	100.00
726 - 750	411	$25,015,862.41	19.27	738	108.25	10.45	100.00
751 - 775	274	$15,333,333.45	11.81	762	100.95	9.38	99.68
776 - 800	97	$5,179,289.15	3.99	785	83.66	7.68	100.00
801 - 825	14	$812,737.74	0.63	809	97.47	9.32	100.00
Total:	2,298	$129,796,942.08	100.00	703	109.32	10.98	99.95

Credit Grade	Number of Loans	Aggregate Scheduled Balance	% of Loans by Scheduled Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
Excellent	2,093	$121,273,289.55	93.43	705	109.63	10.91	99.94
Superior	177	$7,691,980.09	5.93	682	105.72	11.85	100.00
Good	28	$831,672.44	0.64	663	96.59	12.31	100.00
Total:	2,298	$129,796,942.08	100.00	703	109.32	10.98	99.95

Disposible Income	Number of Loans	Aggregate Scheduled Balance	% of Loans by Scheduled Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
<= 2,000.00	109	$3,958,459.69	3.05	712	96.50	10.01	100.00
2,000.01 - 2,500.00	258	$11,506,915.97	8.87	709	109.73	11.32	100.00
2,500.01 - 3,000.00	248	$12,016,282.04	9.26	705	108.85	11.16	100.00
3,000.01 - 3,500.00	402	$21,666,698.18	16.69	697	113.61	11.49	100.00
3,500.01 - 4,000.00	282	$15,769,803.28	12.15	694	110.13	11.19	100.00
4,000.01 - 4,500.00	274	$15,496,247.43	11.94	699	112.11	11.37	100.00
4,500.01 - 5,000.00	202	$12,372,265.36	9.53	705	112.04	11.08	100.00
5,000.01 - 5,500.00	137	$8,698,639.96	6.70	709	110.10	10.69	99.44
5,500.01 - 6,000.00	95	$5,669,067.26	4.37	709	111.20	11.09	100.00
6,000.01 - 6,500.00	61	$4,102,557.08	3.16	709	108.51	10.79	100.00
6,500.01 - 7,000.00	56	$4,306,818.22	3.32	713	105.99	10.28	100.00
7,000.01 - 7,500.00	51	$4,089,177.40	3.15	709	99.46	9.56	100.00
7,500.01 - 8,000.00	26	$1,801,713.93	1.39	708	102.09	9.43	100.00
8,000.01 - 8,500.00	27	$1,711,639.57	1.32	706	103.46	9.89	98.69
8,500.01 - 9,000.00	15	$994,057.27	0.77	708	94.46	9.80	100.00
9,000.01 - 9,500.00	5	$349,226.62	0.27	716	107.99	12.04	100.00
9,500.01 - 10,000.00	12	$1,078,569.29	0.83	715	90.75	8.45	100.00
10,000.01 >=	38	$4,208,803.53	3.24	704	101.69	9.82	100.00
Total:	2,298	$129,796,942.08	100.00	703	109.32	10.98	99.95

4

CSFB

CREDIT SUISSE FIRST BOSTON
IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

Original Term	Number of Loans	Aggregate Scheduled Balance	% of Loans by Scheduled Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
1 - 60	12	$353,607.41	0.27	768	48.80	6.02	100.00
61 - 120	91	$3,258,938.24	2.51	740	84.67	7.93	100.00
121 - 180	539	$24,604,305.61	18.96	719	94.94	9.10	99.71
181 - 240	295	$16,303,222.99	12.56	696	111.29	11.33	100.00
241 - 300	1,361	$85,276,867.83	65.70	698	114.28	11.59	100.00
Total	2,298	$129,796,942.08	100.00	703	109.32	10.98	99.95

Seasoning	Number of Loans	Aggregate Scheduled Balance	% of Loans by Scheduled Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
5 - 6	390	$19,650,680.11	15.14	709	104.51	10.18	100.00
7 - 8	1,537	$88,235,445.02	67.98	704	109.53	11.00	99.94
9 - 10	347	$20,555,642.32	15.84	694	112.79	11.64	99.89
11 - 12	18	$1,148,886.60	0.89	690	114.45	10.59	100.00
13 - 14	2	$90,465.61	0.07	649	114.13	11.75	100.00
15 - 16	1	$29,539.20	0.02	660	122.56	11.88	100.00
17 - 18	3	$86,283.22	0.07	634	81.96	12.60	100.00
Total:	2,298	$129,796,942.08	100.00	703	109.32	10.98	99.95

Documentation Type	Number of Loans	Aggregate Scheduled Balance	% of Loans by Scheduled Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
Full/Alt	1,823	$108,735,726.84	83.77	698	114.13	11.59	99.96
Reduced	475	$21,061,215.24	16.23	727	84.49	7.81	99.89
Total:	2,298	$129,796,942.08	100.00	703	109.32		99.95

Property Type	Number of Loans	Aggregate Scheduled Balance	% of Loans by Scheduled Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
2-4 Family	1	$26,928.07	0.02	726	89.57	10.90	100.00
Condo	89	$4,292,077.09	3.31	688	109.17	11.19	100.00
PUD	455	$27,266,148.47	21.01	701	108.77	10.84	100.00
Single Family Residence	1,753	$98,211,788.45	75.67	704	109.49	11.00	99.93
Total:	2,298	$129,796,942.08	100.00	703	109.32	10.98	99.95

Occupancy Status	Number of Loans	Aggregate Scheduled Balance	% of Loans by Scheduled Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
Investment	2	$71,198.24	0.05	727	81.46	7.95	0.00
Primary	2,296	$129,725,743.84	99.95	703	109.33	10.98	100.00
Total:	2,298	$129,796,942.08	100.00	703	109.32	10.98	99.95

Purpose	Number of Loans	Aggregate Scheduled Balance	% of Loans by Scheduled Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
Refinance – Cash Out	2,298	$129,796,942.08	100.00	703	109.32	10.98	99.95
Total:	2,298	$129,796,942.08	100.00	703	109.32	10.98	99.95

5

CSFB

CREDIT SUISSE FIRST BOSTON
IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

State	Number of Loans	Aggregate Scheduled Balance	% of Loans by Scheduled Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
California	177	$11,582,771.81	8.92	723	85.65	7.93	100.00
Colorado	175	$10,908,392.36	8.40	690	116.13	11.49	100.00
Pennsylvania	153	$8,759,707.37	6.75	702	108.94	10.89	100.00
Virginia	143	$8,519,057.52	6.56	708	105.31	10.87	100.00
Washington	137	$8,215,204.96	6.33	710	112.55	11.06	100.00
Florida	159	$7,740,164.44	5.96	691	112.26	11.60	100.00
Michigan	124	$6,821,481.02	5.26	705	118.26	12.07	100.00
Maryland	100	$6,355,881.06	4.90	715	104.12	9.98	100.00
Ohio	129	$5,883,522.94	4.53	681	116.12	12.05	100.00
Arizona	114	$5,853,685.91	4.51	695	114.22	11.35	100.00
New Jersey	62	$4,854,693.52	3.74	704	102.15	10.09	98.53
Georgia	71	$4,506,251.40	3.47	709	119.29	11.77	100.00
Oregon	59	$3,372,314.05	2.60	700	112.87	11.52	100.00
Wisconsin	67	$3,372,186.62	2.60	707	113.44	11.98	100.00
Illinois	59	$2,858,479.43	2.20	711	107.52	10.23	100.00
Other	569	$30,193,147.67	23.26	702	111.32	11.43	100.00
Total:	2,298	$129,796,942.08	100.00	703	109.32	10.98	99.95

Prepay Penalty Period	Number of Loans	Aggregate Scheduled Balance	% of Loans by Scheduled Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
0	445	$28,943,345.61	22.30	706	114.22	11.24	100.00
12	8	$634,665.91	0.49	660	109.74	12.25	100.00
24	5	$389,555.58	0.30	712	96.29	9.66	100.00
36	1,373	$77,360,346.75	59.60	699	112.31	11.52	100.00
48	7	$489,268.53	0.38	711	110.00	9.93	100.00
60	460	$21,979,759.70	16.93	715	92.56	8.72	99.68
Total:	2,298	$129,796,942.08	100.00	703	109.32	10.98	99.95

Lien Position	Number of Loans	Aggregate Scheduled Balance	% of Loans by Scheduled Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
1	18	$1,207,144.75	0.93	764	47.79	5.28	100.00
2	2,280	$128,589,797.33	99.07	703	109.90	11.03	99.94
Total:	2,298	$129,796,942.08	100.00	703	109.32	10.98	99.95

6